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                           VANGUARD(R) STAR(TM) FUND

               SUPPLEMENT TO THE PROSPECTUS DATED APRIL 27, 2001


ABILITY TO ADD ADDITIONAL UNDERLYING VANGUARD FUNDS
On May 22, 2001, a Special Meeting of Shareholders was held to vote on allowing the Fund's board of trustees to invest in additional underlying Vanguard funds without obtaining future shareholder approval.
     Shareholders approved the new policy, which enhances the Fund's flexibility in pursuing its existing investment objective and "fund-of-funds" strategy.
Initially, the trustees plan to add two international funds (Vanguard International Growth Fund and Vanguard International Value Fund) to the stock segment of STAR Fund's investment program.
     Schroder Investment Management North America Inc. serves as investment adviser for Vanguard International Growth Fund.
     Hansberger Global Investors, Inc. serves as investment adviser for Vanguard International Value Fund.
     No other additions to STAR Fund's underlying investments are planned at this time.

NEW ADVISER FOR AN UNDERLYING VANGUARD FUND
Effective June 22, 2001, Alliance Capital Management L.P. ("Alliance") has replaced Lincoln Capital Management ("Lincoln") as the investment adviser for Vanguard U.S. Growth Fund, one of the underlying funds in which Vanguard STAR Fund invests. Alliance has assumed responsibility for the assets previously managed by Lincoln. Alliance, founded in 1971, is based in New York, New York, and managed $433 billion in assets as of March 31, 2001.













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